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                                                                   EXHIBIT 10.60

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                This ASSIGNMENT AND ASSUMPTION AGREEMENT is entered into as of this 16th day of January, 2003 (the "Assignment Effective Date"), by and between Universal Music Group, Inc., a California corporation ("UMG"), and Geneva Media, LLC, a Delaware limited liability company ("Geneva") (which is an affiliate of Anderson Merchandisers, LP, a Texas limited partnership ("Anderson")) with reference to that Option and Purchase Agreement, dated as of November 15, 2002 (as amended by that Amendment No. 1 to Option and Purchase Agreement dated as of January 6, 2003 (the "Option Amendment"), the "Option Agreement"), by and between UMG and Liquid Audio, Inc. ("Liquid"). Capitalized terms used herein and not otherwise defined shall have the same meanings described to them in the Option Agreement. UMG and Geneva shall be referred to herein as the "Parties".

                                   WITNESSTH:

                WHEREAS, subject to the terms and conditions set forth in the Option Agreement, UMG has the right to assign its rights and obligations thereunder to Anderson;

                WHEREAS, UMG has received a Trigger Event Notice from Liquid, and UMG therefore has the right (but not the obligation) to exercise the option described in the Option Agreement, on the terms and conditions set forth therein (but has not done so); and

                WHEREAS, Liquid has previously consented to the assignment of the Option Agreement to Anderson, and the consent of Liquid to this Agreement is required to effectuate the assignment to Geneva hereunder;

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confirmed and acknowledged, the parties hereto agree as follows:

                        1. UMG and Liquid hereby agree that references to Anderson in the Option Amendment will be deemed to be replaced with Geneva;

                        2. Pursuant to the terms of this Agreement and the Option Agreement, UMG hereby irrevocably sells, transfers, conveys, assigns and delivers to Geneva, as of the Assignment Effective Date, all of UMG's rights and obligations to and under the Option Agreement. Each of the Parties represents that it has all necessary authority to enter into this Agreement and to effectuate the transactions contemplated herein. Notwithstanding the foregoing, the parties hereto acknowledge and agree that UMG retains each of its obligations under Paragraph 2(b) of the Option Amendment.

                        3. Pursuant to the terms of this Agreement and the Option Agreement, Geneva hereby assumes and agrees that it is bound by all of UMG's obligations under the Option Agreement, and agrees to perform all of the obligations of UMG under the Option Agreement. Geneva does not hereby

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                assume and shall have no liability for any debt, liability or obligation of UMG of whatsoever kind or nature other than as specifically set forth herein or in the Option Agreement. Liquid shall be an express third party beneficiary of Geneva's assumption and other agreements in this Section 3.

                        4. This Agreement and all of the provisions hereof shall be binding upon and insure to the benefit of the parties hereto and their respective successors and assigns.

                        5. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

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                IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

                                    UNIVERSAL MUSIC GROUP, INC.

                                    By: /s/ David L. Ring
                                        --------------------------------------
                                        Name: David L. Ring
                                              --------------------------------
                                        Title: VP Bus Dev & Bus Affairs, eLabs
                                               -------------------------------

                                    GENEVA MEDIA, LLC

                                    By:   [Name], its
                                                      ------------------------

                                    By: /s/ Bill Lardie
                                        --------------------------------------
                                        Name: Bill Lardie
                                              --------------------------------
                                        Title: PRESIDENT
                                               -------------------------------

CONSENT AND AGREEMENT OF LIQUID AUDIO, INC.

Liquid hereby consents to the assignment by UMG of its rights and obligations under the Option Agreement as set forth in the foregoing Agreement and agrees to the terms and conditions as set forth in Section 1 and 2 of this Agreement only. The undersigned is duly authorized to sign this consent and agreement on behalf of Liquid.

LIQUID AUDIO, INC.

By:
   -------------------
Raymond A. Doig
Its: CEO

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                IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

                                    UNIVERSAL MUSIC GROUP, INC.

                                    By:
                                        ------------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                               -----------------------------

                                    GENEVA MEDIA, LLC

                                    By: [Name], its
                                                    ----------------------------

                                    By:
                                        ------------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                               -----------------------------

CONSENT AND AGREEMENT OF LIQUID AUDIO, INC.

Liquid hereby consents to the assignment by UMG of its rights and obligations under the Option Agreement as set forth in the foregoing Agreement and agrees to the terms and conditions as set forth in Section 1 and 2 of this Agreement only. The undersigned is duly authorized to sign this consent and agreement on behalf of Liquid.

LIQUID AUDIO, INC.

By: /s/ Raymond A. Doig
   --------------------
Raymond A. Doig
Its: CEO